EXHIBIT 10.10
                                                                   -------------
                              RESCISSION AGREEMENT

     THIS AGREEMENT ("Agreement") is entered into effective as of December 31, 2001 by and between R. BRADFORD BURNETTE, a resident of the State of Georgia, ("Chairman") and PAB BANKSHARES, INC., a Georgia corporation (the "Company").

     WHEREAS, Chairman and the Company entered into that certain Employment Agreement dated as of January 1, 1999 ("the "Employment Agreement"); and

     WHEREAS, Chairman has retired as the Chief Executive Officer of the Company; and

     WHEREAS, Chairman and the Company now desire to terminate the Employment Agreement.

     NOW, THEREFORE, in consideration of the promises and premises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

     1.     TERMINATION OF EMPLOYMENT AGREEMENT.  The Company and Chairman
            -----------------------------------
hereby agree that, as of the date of this Agreement, the Employment Agreement is and, for all purposes whatsoever, shall be deemed terminated and shall no further force or effect.

     2.     CONTINUATION AS CHAIRMAN OF THE BOARD.  Chairman shall continue as
            -------------------------------------
Chairman of the Board of the Company and perform those functions provided in by laws of the Company and such other duties as the Board of Directors and Chairman may agree upon from time to time.

     3.     COMPENSATION.  From the date of this Agreement and through December
            ------------
31, 2004, the Company shall continue to pay Chairman his current salary and benefits described in Appendix I of this Agreement. During said term, The Company shall further provide Chairman an office in the Company's premises, secretarial assistance. The Company shall further reimburse Chairman all reasonable travel and business expenses incurred by him (in accordance with the policies and procedures established by the Board of Directors) in performing his duties as Chairman of the Company.

     4.          ENTIRE AGREEMENT, MODIFICATION.  This Agreement represents the
                 ------------------------------
entire agreement between the parties with respect to the subject matter hereof and supersedes all other negotiations and agreements, written or verbal, between the parties relating to the matters contemplated hereby. This Agreement may not be amended, waived or changed orally, but only in a writing that is signed by both parties and that states specifically that it is intended to modify this Agreement.

     5.     SUCCESSORS AND ASSIGNS.  This Agreement shall inure to the benefit
            ----------------------
of and be binding upon the Company, its successors and assigns, and any corporation with which the Company may merge or consolidate or to which the


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Company may sell its assets, and Chairman and his heirs and assigns.

     6.     GOVERNING LAW.  This Agreement shall be construed and its validity
            -------------
determined by the laws of the State of Georgia.

     7.     COUNTERPARTS.  This Agreement may be executed in separate
            ------------
counterparts and shall be fully executed when each party whose signature is required has signed at least one counterpart, even though no one counterpart contains the signatures of all parties.

     IN WITNESS WHEREOF, the undersigned have signed and executed this Agreement as an expression of their intent to be bound by the foregoing terms of this Agreement.



                                    CHAIRMAN:


                                    /s/ R. Bradford Burnette
                                    -----------------------------------
                                    R. Bradford Burnette


                                    COMPANY:

                                    PAB BANKSHARES, INC.

                         By:        /s/ Michael E. Ricketson
                                    -----------------------------------
                         Name:      Michael E. Ricketson
                         Title:     President


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                        APPENDIX I TO RECISSION AGREEMENT



TITLE, OFFICE, DUTIES AND RESPONSIBILITIES.
Chairman of the Board of Directors for Park Avenue Bank and the Company


PLACE OF PERFORMANCE.
The principal offices of the Company in Valdosta, Georgia or such other place as the Company and Chairman mutually agree in writing.


COMPENSATION.
Annual amount of $283,472.00

OPTIONS.
Chairman may exercise his right to purchase the optioned shares described in Exhibit A in whole or in part at any time prior to scheduled expiration of the options.

BENEFITS.
During the term of this agreement, the Company shall furnish to Chairman the following:
     1.   One  country  club  membership.
     2.   One  civic  club  membership.
     3.   Participation  in  the Company's 401-K matching contribution programs.
     4. Continued payment of Chairman's group health, life, and disability insurance premiums.
     5.   Auto  allowance  of  $600  per  month.


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